UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 12, 2013

CHENIERE ENERGY PARTNERS LP HOLDINGS, LLC

(Exact name of registrant as specified in its charter)

Delaware	001-36234	36-4767730
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

700 Milam Street Suite 800 Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 375-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Underwriting Agreement

On December 12, 2013, Cheniere Energy Partners LP Holdings, LLC (“Holdings”) and Cheniere Energy, Inc. (“Cheniere”) entered into an underwriting agreement (the “Underwriting Agreement”) with Goldman, Sachs & Co. and Morgan Stanley & Co. LLC (the “Representatives”) as representatives of the several underwriters named on schedule I therein (the “Underwriters”), providing for the offer and sale in a firm commitment underwritten offering of 36,000,000 common shares representing limited liability company interests in Holdings (the “Common Shares”) at a price of $20.00 per Common Share (or $18.825 per Common Share, net of underwriting discount) (the “Initial Public Offering”). Pursuant to the Underwriting Agreement, Holdings granted the Underwriters a 30-day option to purchase up to an additional 5,400,000 Common Shares to cover over-allotments, on the same terms as the Common Shares sold in the Initial Public Offering. The Common Shares issued pursuant to the Underwriting Agreement were registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to an effective registration statement on Form S-1 (File No. 333-191298) (the “Registration Statement”). The Initial Public Offering closed on December 18, 2013.

The Underwriting Agreement contains customary representations, warranties and agreements of Holdings and Cheniere, and customary conditions to closing, indemnification rights, obligations of the parties and termination provisions.

The foregoing description of the Underwriting Agreement is qualified in its entirety by reference to such Underwriting Agreement, a copy of which is filed herewith as Exhibit 1.1 and is incorporated herein by reference.

Tax Sharing Agreement

On December 18, 2013, Holdings entered into a Tax Sharing Agreement with Cheniere that governs the respective rights, responsibilities, and obligations of Cheniere and Holdings with respect to tax attributes, tax liabilities and benefits, the preparation and filing of tax returns, the control of audits and other tax proceedings, and other matters regarding taxes.

Under the terms of the Tax Sharing Agreement, for each period in which Holdings or any of its subsidiaries is consolidated or combined with Cheniere for purposes of any tax return, Cheniere will prepare a pro forma tax return for Holdings as if Holdings filed its own consolidated, combined or unitary return, except that such pro forma tax return generally will include current income, deductions, credits and losses from Holdings, and a deemed net operating loss carryforward amount. Holdings will be required to reimburse Cheniere for any taxes shown on such pro forma tax returns. The initial deemed net operating loss carryforward amount equals the amount of Holdings’ deferred tax liability for financial reporting purposes immediately prior to the consummation of the Initial Public Offering and will be increased by any current losses or credits that Holdings recognizes based on the pro forma tax returns and will be decreased by any amount that Holdings previously utilized on the pro forma tax returns, but in no event will the deemed net operating loss carryforward amount exceed Cheniere’s then available consolidated net operating loss carryforward. Although Cheniere and Holdings are each generally responsible for managing those disputes that relate to the taxes for which both are responsible, the Tax Sharing Agreement provides that Cheniere will have the responsibility and discretion to prepare and file all consolidated, combined or unitary income tax returns on Holdings’ behalf (including the making of any tax elections), to respond to and conduct all tax proceedings (including tax audits) relating to such tax returns, and to determine the reimbursement amounts in connection with any pro forma tax returns.

The foregoing description of the Tax Sharing Agreement is qualified in its entirety by reference to such Tax Sharing Agreement, a copy of which is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

Services Agreement

Effective December 18, 2013, Holdings, Cheniere and Cheniere LNG Terminals, LLC, a wholly owned subsidiary of Cheniere, entered into a services agreement (the “Services Agreement”). The Services Agreement provides that Holdings will pay Cheniere a fixed fee of $1 million, subject to adjustment for inflation, for certain general and administrative services, including the services of Holdings’ directors and officers who are also directors or officers of Cheniere. Holdings will also be required to pay directly or reimburse Cheniere for certain third-party expenses, including any fees that Cheniere incurs on Holdings’ behalf for financial, legal, accounting, tax advisory, and financial advisory services, along with any expenses incurred in connection with printing costs and other administrative and out-of-pocket expenses, and any other expenses that are incurred in connection with the Initial Public Offering or as a result of being a publicly traded entity, including costs associated with annual, quarterly and other reports to Holdings’ shareholders, tax returns and Form 1099-DIV preparation and distribution, exchange listing fees, printing costs, limited liability company governance and compliance expenses and registrar and transfer agent fees. Cheniere will also provide Holdings with cash management services, including treasury services with respect to the payment of dividends and allocation of reserves for taxes. These cash management services are intended to optimize the use of Holdings’ cash on hand and to reduce the likelihood of a change in the amount of any dividend paid to its shareholders across periods other than as a result of any change in the amount of distributions paid by Cheniere Energy Partners, L.P. (“Cheniere Partners”). Cheniere has granted Holdings a license to utilize its trademarks for so long as the company holds Cheniere Partners’ units.

The Services Agreement has an initial term of one year from the date of the closing of the Initial Public Offering, and will automatically renew for additional one-year terms unless notice of nonrenewal is provided by any party to the agreement at least 90 days prior to the next renewal date. Upon the occurrence of certain events resulting in the separation of Holdings and Cheniere, the officers and directors of Holdings who are also directors or officers of Cheniere would resign. Within 60 days after a such a separation event, Holdings may provide notice to Cheniere to terminate the Services Agreement, and the Services Agreement will terminate 90 days after the delivery date of the notice. If Holdings provides notice to terminate at any time after such a separation event, Holdings may request that Cheniere continue to provide services to it for a period of up to six months from the termination notice date.

If Cheniere (i) becomes bankrupt, insolvent, dissolves or ceases its business, (ii) ceases to provide all services required to be performed by it under the Services Agreement for 10 consecutive days or (iii) materially fails to perform its obligations under the Services Agreement which continues uncured for 75 days after Cheniere’s receipt of notice of such failure from Holdings, then Holdings will have the right to terminate the Services Agreement, obtain specific performance, perform or cause to be performed Cheniere’s obligations under the Services Agreement and pursue any and all other remedies available at law or in equity. If Holdings (i) becomes bankrupt, insolvent, dissolves or ceases its business, (ii) materially fails to perform its obligations under the Services Agreement which continues uncured for 30 days after Holdings’ receipt of notice of such failure from Cheniere or (iii) defaults in its payment obligations to Cheniere which remains uncured for 30 days after receipt of written notice of such default from Cheniere, then Cheniere shall have the right to terminate the Services Agreement and pursue any and all other remedies available at law or in equity.

The foregoing description of the Services Agreement is qualified in its entirety by reference to such Services Agreement, a copy of which is filed herewith as Exhibit 10.2 and is incorporated herein by reference.

GP Holdco LLC Agreement

On December 13, 2013, Holdings and Cheniere LNG Terminals, LLC, a wholly-owned subsidiary of Cheniere, entered into the Amended and Restated Limited Liability Company Agreement (the “GP Holdco LLC Agreement”) of Cheniere GP Holding Company, LLC (“GP Holdco”). Under the GP Holdco LLC Agreement, Cheniere indirectly owns 100% of the economic interests in GP Holdco, and Holdings owns a non-economic voting interest in GP Holdco. Holdings controls GP Holdco through its non-economic voting interest in GP Holdco, which entitles Holdings to appoint three of the four members of the board of directors of GP Holdco.

Currently, GP Holdco is entitled to appoint four of the eleven members of the board of directors of Cheniere Partners’ general partner. If, at any time, the number of members of the board of directors of Cheniere Partners’ general partner that Cheniere and its affiliates are entitled to appoint increases, GP Holdco will have the right to appoint those additional members.

The members of the board of directors of Cheniere Partners’ general partner that GP Holdco appoints must be approved by a majority of GP Holdco’s board of directors. Because Holdings’ non-economic voting interest in GP Holdco entitles Holdings to appoint three of the four members of GP Holdco’s board of directors, the directors that Holdings appoints to the board of GP Holdco will have the ability to appoint each member of the board of directors of Cheniere Partners’ general partner that GP Holdco is entitled to appoint.

Upon the occurrence of certain events resulting in the separation of Holdings and Cheniere, Holdings’ non-economic voting interest in GP Holdco will be extinguished. If Holdings’ non-economic voting interest in GP Holdco is extinguished, Cheniere will indirectly be the sole owner of GP Holdco and will be entitled to elect each of the members of the board of directors of GP Holdco. At this time, Cheniere would indirectly control the appointment of all of the members of the board of directors of Cheniere Partners’ general partner that Cheniere and its affiliates are entitled to appoint, which is currently four of the eleven board members, and Holdings would not be entitled to appoint any members of the board of directors of Cheniere Partners’ general partner.

The foregoing description of the GP Holdco LLC Agreement is qualified in its entirety by reference to such GP Holdco LLC Agreement, a copy of which is filed herewith as Exhibit 10.3 and is incorporated herein by reference.

Relationships

Each of Holdings, GP Holdco, Cheniere Partners and Cheniere LNG Terminals, LLC are direct or indirect subsidiaries of Cheniere. As a result, certain individuals, including officers and directors of Holdings, serve as officers and/or directors of more than one of each such entity. As described above, Cheniere and Holdings are parties to the Tax Sharing Agreement and Underwriting Agreement, Holdings, Cheniere and Cheniere LNG Terminals, LLC are parties to the Services Agreement and Holdings and Cheniere LNG Terminals, LLC are parties to the GP Holdco LLC Agreement. Cheniere owns 195,700,000 Common Shares as well as the sole share entitled to vote in the election of directors of Holdings, and therefore controls the management of Holdings. In addition, Cheniere LNG Terminals, LLC owns 100% of the economic interests in GP Holdco. Through its ownership of Holdings and Cheniere LNG Terminals, LLC, Cheniere is actively involved in the operation and management of Cheniere Partners’ general partner, and though Cheniere Partners’ general partner, Cheniere Partners itself.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective December 12, 2013, Don A. Turkleson was appointed to the Board of Directors (the “Board”) of Holdings. Mr. Turkleson was concurrently appointed to serve as the chairman of the Audit Committee of the Board.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year

Effective December 13, 2013, Cheniere entered into the Amended and Restated Limited Liability Company Agreement of Holdings (the “Amended LLC Agreement”). A description of the Amended LLC Agreement is contained in the section entitled “Description of Our Company Agreement and Cheniere Partners’ Partnership Agreement—Our Limited Liability Company Agreement” in Holdings’ final prospectus, dated December 12, 2013 (File No. 333-191298) and filed with the Securities and Exchange Commission on December 16, 2013 pursuant to Rule 424(b)(4) under the Securities Act of 1933, as amended, and is incorporated into this Item 5.03 by reference.

The description of the Amended LLC Agreement incorporated into this Current Report on Form 8-K is qualified in its entirety by reference to such Amended LLC Agreement, a copy of which is filed herewith as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

d) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated December 12, 2013, by and among Cheniere Energy Partners LP Holdings, LLC, Cheniere Energy, Inc. and Goldman, Sachs & Co. and Morgan Stanley & Co. LLC, as representatives of the several underwriters named in Schedule I thereto.

3.1	Amended and Restated Limited Liability Company Agreement of Cheniere Energy Partners LP Holdings, LLC, dated December 13, 2013.

10.1	Tax Sharing Agreement dated December 18, 2013, between Cheniere Energy Partners LP Holdings, LLC and Cheniere Energy, Inc.

10.2	Services Agreement, dated December 18, 2013, between Cheniere Energy Partners LP Holdings, LLC, Cheniere Energy, Inc. and Cheniere LNG Terminals, LLC.

10.3	Amended and Restated Limited Liability Company Agreement of Cheniere GP Holding Company, LLC, dated December 13, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHENIERE ENERGY PARTNERS LP HOLDINGS, LLC

Date: December 18, 2013	By:	/s/ H. Davis Thames
Name: H. Davis Thames
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated December 12, 2013, by and among Cheniere Energy Partners LP Holdings, LLC, Cheniere Energy, Inc. and Goldman, Sachs & Co. and Morgan Stanley & Co. LLC, as representatives of the several underwriters named in Schedule I thereto.

3.1	Amended and Restated Limited Liability Company Agreement of Cheniere Energy Partners LP Holdings, LLC, dated December 13, 2013.

10.1	Tax Sharing Agreement dated December 18, 2013, between Cheniere Energy Partners LP Holdings, LLC and Cheniere Energy, Inc.

10.2	Services Agreement, dated December 18, 2013, between Cheniere Energy Partners LP Holdings, LLC, Cheniere Energy, Inc. and Cheniere LNG Terminals, LLC.

10.3	Amended and Restated Limited Liability Company Agreement of Cheniere GP Holding Company, LLC, dated December 13, 2013.